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                                                                       EXHIBIT 5
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                                        Make Check Payable to: Security First Insurance Co.      Overnight Courier:
                                                                                                 Bank of America, II
APPLICATION        Forward Check and Completed Application to: Regular Mail:                     Attn: Security First Lock Box 98305
FOR AN ANNUITY POLICY                                          Security First Life Insurance Co. 840 S. Canal Street, 3rd Floor
                                                               P.O. BOX 98305                    Chicago, IL 60693-8305
                                                               Chicago, IL 60693-8305            (312) 828-6047
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Policy                                                                          Policy
Owner                                                                           Co-Owner
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Policy Owner  Home            Business                                         -----------------------------------------------------
Phone #       (            )  (            )                                    Social
--------------------------------------------------------------------------      Security #        -       -              Sex
Owner                                                                          -----------------------------------------------------
Address                                                                         Birthdate                  Relationship
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City                State             Zip                                       Purchase Amount   $
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              Month   Day   Year           Social                               (DETACH TELEPHONE AUTHORIZATION FORM BEFORE
Birthdate                           Sex    Security #       -       -           COMPLETING BELOW.)
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                                                                                Special Requests:
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Annuitant
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(DETACH TELEPHONE AUTHORIZATION FORM BEFORE COMPLETING BELOW.)
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Address                                                                         Income Option:
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City                State             Zip
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              Month   Day   Year           Social                               Tax Year of IRA Contribution:
Birthdate                           Sex    Security #       -       -
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Primary                                                  Social                          Relationship(s),
Beneficiary(ies)                                         Security #       -       -      Age(s)
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Contingent                                               Social                          Relationship(s),
Beneficiary(ies)                                         Security #       -       -      Age(s)
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 REQUIRED FOR ALL PRODUCTS: Policy Form Number _______________________   Select Type: [ ] Non-Qualified   [ ] IRA   [ ] Roth IRA
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 FOR VARIABLE PRODUCTS ONLY: Select Plan: [ ] Combination fixed     [ ] Combination fixed and variable with modified
                                              and variable              market value adjustment
 Allocation of Purchase Amount: Allocation must be whole percentages and total must equal 100%
  AIM V.I. Capital Appreciation Fund      (160) ________%           Oppenheimer Bond Fund/VA                         (167) ________%
  AIM V.I. Balance Fund                   (161) ________%           Oppenheimer Main Street Growth & Income Fund/VA  (168) ________%
  AIM V.I. Value Fund                     (162) ________%           Oppenheimer Money Fund/VA                        (169) ________%
  AIM V.I. International Equity Fund      (163) ________%           Oppenheimer Strategic Bond Income Fund/VA        (170) ________%
  Federated Equity Income Fund II         (164) ________%           Van Kampen Emerging Growth Portfolio             (174) ________%
  Federated High Income Bond Fund II      (165) ________%           Van Kampen Enterprise Portfolio                  (175) ________%
  Federated American Leaders Fund II      (166) ________%           Van Kampen Strategic Stock Portfolio             (176) ________%
  MFS Growth With Income Series           (171) ________%
  MFS Research Series                     (172) ________%           Fixed Account II (MMVA)                           (24) ________%
  MFS New Discovery Series                (173) ________%           Fixed Account I                                   (18) ________%

 NOTICE: During the Right to Examine period any portion of the purchase payment allocated to the Separate Account will be credited to the VIP Money Market Portfolio. At the end of the Right to Examine period, the account value will be converted to the Series specified above.

 ALL PAYMENTS AND VALUES PROVIDED BY THIS CONTRACT WHEN BASED ON INVESTMENT EXPERIENCE OF A VARIABLE ACCOUNT ARE VARIABLE AND NOT
 GUARANTEED AS TO DOLLAR AMOUNT. I acknowledge receipt of a current prospectus. ________________________________ Owner's Initials
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 Is this annuity being purchased to replace any existing insurance policy or policies?  [ ] Yes   [ ] No

 If "yes" are applicable disclosure and replacement forms attached?  [ ] Yes   [ ] No


 Prior Carrier's Name                            Policy No.               Date of Purchase              Purchase Amount
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It is understood and agreed that: (1) the statements and answers made above shall form the exclusive basis of any policy issued hereon; (2) only an officer of the company can make, modify or discharge contracts or waive any of the company's rights by any statement or promise; (3) in the case of apparent errors or omissions discovered by the company, the company is hereby authorized to amend this form by recording the change in the space entitled "Home Office Endorsements" and the acceptance of any policy issued on this form shall constitute an approval of the policy provisions and a ratification of such amendment, except where prohibited by statute or regulation. I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this application shall be a part of any contract issued by the Company.
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Policy Owner's                                                                  Agent's Name
Signature
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                                                                                Agent's #
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Policy Co-Owner's                                                              -----------------------------------------------------
Signature                                                                       Is this a replacement?       [ ] Yes  [ ] No
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                                                                               -----------------------------------------------------
--------------------------------------------------------------------------      Agent's Signature
Annuitant's
Signature                                                                      -----------------------------------------------------
--------------------------------------------------------------------------      Location
                                                                                (City, State)
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Firm Name, Firm #                                                               Date of Execution
and Branch #                                                                    (Month, Day, Year
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HOME OFFICE USE ONLY          HOME OFFICE ENDORSEMENTS


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Policy Form               Firm Code               Serial No.                Q.C.          Co.            Effective Date

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